SUBJECT TO REVISION
TERM SHEET DATED NOVEMBER 9, 1998

                   $200,000,000 AUTOMOBILE RECEIVABLES-BACKED NOTES
                     ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-D
                                        ISSUER
                       ARCADIA RECEIVABLES FINANCE CORPORATION
                                        SELLER
                                ARCADIA FINANCIAL LTD.
                                       SERVICER


Attached is a preliminary Term Sheet describing the structure, collateral pool and certain aspects of the Arcadia Automobile Receivables Trust, 1998-D. The Term Sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the Term Sheet are preliminary and will be superseded in their entirety by a Prospectus Supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the relevant registration statement. In addition, the attached Term Sheet supersedes any prior or similar term sheet.

None of the Underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet. This cover sheet is not a part of the Term Sheet.

THE REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE TRUST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES OFFERED BY THE TRUST WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. YOU SHOULD REVIEW THE PROSPECTUS AND PROSPECTUS SUPPLEMENT, AND YOUR INVESTMENT DECISION SHOULD BE BASED UPON THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATE. SALES OF THE SECURITIES TO BE OFFERED BY THE TRUST MAY NOT BE CONSUMMATED UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. THE SECURITIES TO BE OFFERED BY THE TRUST UNDER THE PROSPECTUS SUPPLEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION; ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              UNDERWRITERS OF THE NOTES

Credit Suisse First Boston                                 Chase Securities Inc.

                    ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-D

                                     TERM SHEET

                                SUBJECT TO REVISION

PARTIES

THE TRUST

Arcadia Automobile Receivables Trust, 1998-D will issue the Notes and be liable for their payment. The Trust's principal asset will be a pool of automobile loans.

SELLER

Arcadia Receivables Finance Corp. is a wholly-owned special-purpose subsidiary of Arcadia Financial Ltd. Arcadia Receivables Finance Corp. will sell the automobile loans to the Trust.

SERVICER

Arcadia Financial Ltd. will service the automobile loans held by the Trust.

THE INSURER

Financial Security Assurance Inc. will issue a note policy, which will guarantee the payment of timely principal and interest due on the Notes, but only as set forth in the section of the Prospectus Supplement entitled "The Note Policy."

THE INDENTURE TRUSTEE

Norwest Bank Minnesota, National Association will serve as the indenture trustee and indenture collateral agent.

THE OWNER TRUSTEE

Wilmington Trust Company.

THE BACKUP SERVICER

Norwest Bank Minnesota, National Association.

ADMINISTRATOR

Wilmington Trust Company.

DATES

PRELIMINARY CUTOFF DATE

October 29, 1998. This is the date used for preparing the statistical information used in this Term Sheet.

INITIAL CUTOFF DATE

November 5, 1998. The Trust will receive payments due on, or received with respect to, the initial pool of automobile loans after this date.

SUBSEQUENT CUTOFF DATE

The Seller will designate a subsequent cutoff date with respect to each pool of subsequent receivables purchased by the Trust after the closing date.

THE RECEIVABLES

The receivables include retail installment sales contracts and promissory notes purchased from motor vehicle dealers by Arcadia Financial in the ordinary course of business. These receivables are secured by new and used automobiles and light trucks.

On the closing date, pursuant to a sale and servicing agreement, the Trust will purchase the initial receivables from the Seller that are expected to have an aggregate principal balance of approximately $140,000,000 as of the Initial Cutoff Date. The Trust will also purchase, subject to the satisfaction of certain conditions, subsequent receivables prior to the distribution date in January 1999 that are expected to have an aggregate principal balance of approximately $60,000,000.

DESCRIPTION OF THE NOTES

GENERAL

The Trust will issue four classes of its asset backed notes. The Notes are designated as the "Class A-1 Notes," the "Class A-2 Notes," the "Class A-3 Notes" and the "Class A-4 Notes."

Each class of Notes will have the initial principal amount and interest rate set forth in the following table. The dates on which the final payment of principal and interest on each class of Notes is scheduled to be made are also set forth in the following table.


                                       Final
             Initial Note            Scheduled
               Principal            Distribution
Class         Balance (1)              Date
-----        -------------        -----------------
A-1           $13,000,000         December 15, 1999
A-2           $32,000,000         November 15, 2001
A-3           $55,000,000           August 15, 2006
A-4          $100,000,000           August 15, 2006



The Notes will initially be issued in book-entry form only. The Notes will be issued in minimum denominations of $1,000 and multiples of $1,000 in excess thereof.

You may hold your Notes through The Depository Trust Company in the United States or Cedel Bank, societe anonyme or in the Euroclear System in Europe.

The Notes will be secured solely by the pool of automobile loans and the other assets of the issuing trust which are described under the section entitled "The Receivables Pool."

TERMS OF THE NOTES

-    DISTRIBUTION DATES

The Trust will make payments of interest and principal on the Notes on the fifteenth day of each month commencing December 15, 1998. This day is known as the distribution date. If the fifteenth day of a given month is not a business day, the Trust will make the payment on the next following business day. Payments will be made to holders of record of the Notes as of the business day preceding the distribution date.

-    INTEREST

Interest on the Notes will accrue at the applicable interest rate from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.


Interest on the Notes will be calculated on the following basis:


     Class of Notes      Calculation Method
     --------------      ------------------
     Class A-1 Notes          actual/360
     Class A-2 Notes          actual/360
     Class A-3 Notes          30/360
     Class A-4 Notes          30/360


-    PRINCIPAL

The principal of the Notes will be payable on the distribution date. The noteholders' principal distributable amount is calculated as the sum of:

     1. the portion of all collections on receivables (other than liquidated receivables and purchased receivables) allocable to principal, including full and partial principal prepayments, received during a monthly period,

     2. the principal balance of each receivable that became a liquidated receivable during the monthly period,

     3. the principal balance of each receivable that was repurchased by Arcadia Financial or the Servicer as of the last day of the monthly period, and, at the option of Financial Security Assurance Inc., the principal balance of each receivable that was required to be, but was not, so repurchased,

     4. the aggregate amount of any reduction of the principal balance of a receivable as a result of a court order in an insolvency proceeding, and

     5. any unpaid portion of the amounts included in 1, 2, 3 and 4 above with respect to a prior distribution date.

Payments of principal on the Notes will be paid to the noteholders on each distribution date as follows:

     - The Class A-4 Notes will be a "pass-through" class of notes, which will receive principal payments on all distributions and will generally amortize as the automobile loan pool amortizes. The Class A-4 Notes will initially comprise 50% of the Notes, and will be entitled to receive 50% of the amount to be paid as principal to the noteholders on each distribution date.

     - The Class A-1 Notes, Class A-2 Notes and Class A-3 Notes will be "sequential pay" classes which collectively will receive 50% of the amount to be paid as principal to the noteholders on each distribution date as follows:

     -    first, the Class A-1 Notes will be paid off;

     - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize, until they are paid off; and

     - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize until they are paid off.

In addition, the outstanding principal amount of any class, to the extent not previously paid, will be payable on the respective final scheduled distribution date for such class.

-    OPTIONAL REDEMPTION

The Class A-3 and Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which the Seller or the Servicer exercises its "clean-up call" option to purchase the receivables. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the Notes of each such class plus accrued and unpaid interest thereon.

-    MANDATORY REDEMPTION

     IF PRE-FUNDING ACCOUNT IS NOT DEPLETED

Each class of Notes will be redeemed in part in the event that any portion of the approximately $60,000,000 deposited in a segregated pre-funding account with Norwest Bank Minnesota, N.A. remains on deposit in such account on January 15, 1999. If the amount to be redeemed is $100,000 or less, such amount will be applied to the "sequential pay" Notes in accordance with their "sequential pay" feature and not pro rata to each class of Notes, to reduce the outstanding principal balance of the class of Notes then entitled to receive distributions of principal. If the amount to be redeemed is greater than $100,000, the aggregate principal amount of each class of Notes to be redeemed will be an amount equal to such class's pro rata share (based on the respective current principal amount of each class of Notes) of the amount remaining in such account on January 15, 1999.

     UPON EVENT OF DEFAULT

The Notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security Assurance Inc. is not in default, the power to declare an event of default will be held by Financial Security Assurance Inc. In the case of such an event of default, the Notes will automatically be accelerated and subject to immediate payment at par. The note policy issued by Financial Security Assurance Inc. does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security Assurance Inc. elects, in its sole discretion, to pay such amounts in whole or in part.

OTHER MATTERS

PRE-FUNDING ACCOUNT

During the period from and including the closing date until the earliest of:

     1.  the determination date on which

          (a) the prefunded amount is less than $100,000,

          (b) an event of default has occurred under the Indenture or a servicer termination event has occurred under the Sale and Servicing Agreement, or

          (c) certain events of insolvency have occurred with respect to the Seller or the Servicer; or

     2.  the close of business on the January 1999 distribution date,

the pre-funded amount will be maintained as an account in the name of the indenture trustee. This period of time is known as the "funding period."

The pre-funded amount is initially expected to equal approximately $60,000,000 and, during the funding period, will be reduced by the principal balance of subsequent receivables purchased by the Trust in accordance with the sale and servicing agreement. The Seller expects that the pre-funded amount will be reduced to less than $100,000 by the January 1999 distribution date. Any pre-funded amount remaining at the end of the funding period will be distributed to each class of Notes pro rata in proportion to the principal balances of each class of Notes.

RESERVE ACCOUNT

During the funding period, funds will be held in a reserve account to cover any shortfalls due to investment earnings on funds in the pre-funding account being less than the interest due on a comparable principal amount of Notes.

COLLECTION ACCOUNT

Except under certain conditions, the Servicer will establish one or more accounts in the name of the indenture trustee for the benefit of Noteholders. All payments from obligors that are received on behalf of the Trust will be deposited in the collection account no later than two business days after receipt.

PRIORITY OF DISTRIBUTIONS

Pursuant to the sale and servicing agreement, the Indenture Trustee will, based upon the information contained in a certificate provided by the Servicer, on each distribution date, withdraw the available funds from the collection account and apply the funds to the following (in the order of priority indicated):

     1. to the Servicer, the amount the Servicer is entitled to be reimbursed for prior monthly advances,

     2. to the Owner Trustee and the Indenture Trustee, any accrued trustee fees and any accrued fees of the separate lockbox bank, custodian, backup servicer, collateral agent, indenture collateral agent or administrator (in each case, to the extent such fees have not been previously paid by the Servicer or Arcadia Financial),

     3. to the Servicer, the servicing fee for the related monthly period and any overdue servicing fees,

     4. into the note distribution account, the amount of interest to be distributed to noteholders,

     5. into the note distribution account, the amount of principal to be distributed to noteholders,

     6. to Financial Security Assurance Inc., amounts owing and not paid to Financial Security Assurance Inc., and

     7. the remaining balance, if any, to a financial institution acting as collateral agent on behalf of Financial Security Assurance Inc., the indenture trustee (on behalf of the noteholders) and the trustees for other trusts and warehousing facilities established by the Seller.

TAX STATUS

It is contemplated that for federal income tax purposes the Notes will be characterized as debt and the Trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

ERISA CONSIDERATIONS

Subject to certain considerations, it is contemplated that the Notes will be eligible for purchase by employee benefit plans.

LEGAL INVESTMENTS

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

RATING OF THE NOTES

The Notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. in order to be issued:

     Class          Rating
   --------    ---------------------
                 S&P       Moody's
               --------  -----------
      A-1        A-1+        P-1
      A-2        AAA         Aaa
      A-3        AAA         Aaa
      A-4        AAA         Aaa

THE RECEIVABLES POOL

GENERAL

The receivables pool will include the following:

     - initial receivables and all amounts due thereunder after the initial cutoff date, and

     - any subsequent receivables and all amounts due thereunder after the applicable subsequent cutoff date.

All of the receivables are or will be retail installment sales contracts or promissory notes purchased by Arcadia Financial from dealers who regularly originate and sell these types of contracts or Notes to Arcadia Financial. The initial receivables and the subsequent receivables are selected from Arcadia Financial's portfolio for inclusion in the receivables pool in compliance with several criteria, some of which are set forth below under the heading "Selection Criteria." Arcadia Financial and the Seller believe that the selection procedures are not adverse to noteholders and they believe that no adverse selection procedures will be used in selecting the receivables.

The Trust will only be obligated to purchase the subsequent receivables on a subsequent transfer date if the following criteria are met:

     1. The weighted average annual percentage rate (APR) of such receivables will not be lower than one percentage point below the weighted average APR of the preliminary initial receivables on the preliminary cutoff date;

     2. the weighted average remaining term of such receivables will not be greater than 67 months nor less than 60 months;

     3. not more than 90% of the aggregate principal balance of such receivables will be attributable to loans for the purchase of used financed vehicles;

     4. not more than 70% of the aggregate principal balance of such receivables will represent receivables originated under Arcadia Financial's "Classic" program (excluding loans for the purchase of repossessed automobiles that would otherwise be deemed originated under the "Classic" program), and

     5. not more than 3% of the aggregate principal balance of such receivables will be attributable to receivables with an APR in excess of 21%.

The aggregate principal balance of the initial receivables is expected to be approximately 70% of the aggregate initial principal balance of the Notes. However, except for the criteria described above, there will be no required characteristics of the subsequent receivables and the receivables included in the initial receivables originated after the preliminary cutoff date. Therefore, following the transfer of subsequent receivables to the Trust, the aggregate characteristics of the entire receivables pool may vary from those of the preliminary initial receivables.

DELINQUENCY, CREDIT LOSS AND REPOSSESSION INFORMATION

The following tables set forth information relating to Arcadia Financial's delinquency, credit loss and repossession experience for each period indicated with respect to all loans it has purchased and continues to service. This information includes the experience with respect to all loans in Arcadia Financial's portfolio of loans serviced during each period. This includes loans which do not meet the criteria for selection as a receivable.


                             DELINQUENCY EXPERIENCE(1)
                               (DOLLARS IN THOUSANDS)


                                                                              At December 31,
                                            ---------------------------------------------------------------------------------
                                                      1995                        1996                       1997
                                            -------------------------   -------------------------   -------------------------
                                              Number of                  Number of                   Number of
                                                Loans        Balances      Loans        Balances        Loans       Balances
                                            -----------   -----------   ----------    -----------   -----------   -----------
Servicing Portfolio at End of Period            185,241   $ 2,267,107       302,450   $ 3,791,857       411,429   $ 4,956,090
Delinquincies:
   31-60 days                                     1,536   $    17,667         3,884   $    47,225         8,297   $   100,161

   61-90 days                                       520         5,694         1,255        15,877         3,635        45,485
   91 days or more                                  614         6,881         2,911        37,019         3,019        34,047
                                                -------   -----------       -------   -----------        ------   -----------
Total Automobile Loans
   Delinquent 31 or More Days                     2,670   $    30,242         8,050   $   100,121        14,951   $   179,693
                                                -------   -----------       -------   -----------        ------   -----------
                                                -------   -----------       -------   -----------        ------   -----------
Delinqincies as a Percentage
   of Number of Loans and Amount
   Outstanding at End of Period(2)                 1.44%         1.33%         2.66%         2.64%         3.63%         3.63%
Amount in Reposession                             1,489   $    17,676         4,651   $    64,929         6,083   $    55,300
                                                -------   -----------       -------   -----------        ------   -----------
                                                -------   -----------       -------   -----------        ------   -----------


                                                    At September 30, 1998
                                                   -----------------------
                                                   Number of
                                                    Loans        Balances
                                                   ---------    -----------
Servicing Portfolio at End of Period                 447,542    $ 5,137,798
Delinquincies:
   31-60 days                                          9,820    $   114,398
   61-90 days                                           3662         43,666
   91 days or more                                     4,363         51,440
                                                     -------    -----------
Total Automobile Loans
   Delinquent 31 or More Days                         17,845    $   209,504
                                                     -------    -----------
                                                     -------    -----------
Delinqincies as a Percentage
   of Number of Loans and Amount
   Outstanding at End of Period(2)                      3.99%        4.08%
Amount in Reposession                                  5,912    $    35,739
                                                     -------    -----------
                                                     -------    -----------


(1) All amounts and percentages are based on the principal amount scheduled to be paid on each loan. The information in the table includes previously sold loans which Arcadia Financial continues to service.
(2)  Amounts shown do not include loans which are less than 31 days delinquent.

                     CREDIT LOSS AND REPOSSESSION EXPERIENCE(1)
                               (DOLLARS IN THOUSANDS)



                                                                                                        Nine Months
                                                                     Year Ended December 31,               Ended
                                                          ------------------------------------------   September 30,
                                                             1995            1996           1997          1998(4)
                                                          -----------     -----------    -----------    -----------
Average Servicing Portfolio Outstanding
During the Period . . . . . . . . . . . . . . . . . .     $ 1,534,720     $ 3,015,411    $ 4,458,677    $ 5,062,745
Average Number of Loans Outstanding
During the Period . . . . . . . . . . . . . . . . . .         128,783         242,419        362,626        431,694
Number of Charge-Offs . . . . . . . . . . . . . . . .           5,020          14,403         24,616         25,399
Gross Charge-Offs(2)  . . . . . . . . . . . . . . . .     $    11,247     $    35,642    $   165,233    $   192,322
Recoveries (3)  . . . . . . . . . . . . . . . . . . .             911           5,653          9,855         13,589
                                                          -----------     -----------    -----------    -----------
Net Losses  . . . . . . . . . . . . . . . . . . . . .     $    10,336     $    29,989    $   155,378    $   178,733
                                                          -----------     -----------    -----------    -----------
                                                          -----------     -----------    -----------    -----------
Gross Charge-Offs as a Percentage of Average
  Servicing Portfolio . . . . . . . . . . . . . . . .            0.73%           1.18%          3.71%          5.07%
Net Losses as a Percentage of Average
  Servicing Portfolio . . . . . . . . . . . . . . . .            0.67%           0.99%          3.48%          4.71%

-----------------------
(1) All amounts and percentages are based on the principal amount scheduled to be paid on each loan. The information in the table includes previously sold loans which Arcadia Financial continues to service.
(2) Gross charge-offs represent principal amounts which management estimated to be uncollectible after the consideration of anticipated proceeds from the disposition of repossessed assets and selling expenses.
(3)  Includes post-disposition amounts received on previously charged off loans.
(4) Percentage calculations for the nine months ended September 30, 1998 are annualized.


The increase in the rate of delinquencies, gross charge-offs, net losses and repossessions during 1996, experienced by both the Premier and Classic programs, was primarily due to the following:

     1. increased demands on Arcadia Financial's servicing and collection resources as the result of rapid growth in its servicing portfolio and as a result of continued expansion of the Classic loan program (which generally requires greater collection efforts than the Premier program),

     2. the performance of a discontinued earlier version of Arcadia Financial's Classic product for first time automobile buyers and Arcadia Financial's financed repossession program, which experienced significantly higher delinquencies, repossessions and losses than Arcadia Financial's other products and programs and

     3.  the continued seasoning of Arcadia Financial's servicing portfolio.

The significant rise in repossession inventory levels during 1996 was the result of the growth in Arcadia Financial's servicing portfolio and increased utilization of retail distribution channels to liquidate repossessed automobiles.

The increase in delinquencies, gross charge-offs and net losses during 1997 was primarily due to the continued seasoning of Arcadia Financial's existing servicing portfolio to include a greater proportion of loans in the period of highest probability for delinquencies and defaults (generally 6 to 14 months from the date of origination), especially with respect to Arcadia Financial's Premier loan portfolio. Much of the increase in performance statistics was due to performance of loans originated in 1995 and the first half of 1996. As expected, performance statistics also increased during 1997 as a result of a rise in the proportion of Classic loans in Arcadia Financial's portfolio. At December 31, 1997, the portfolio consisted of approximately 43% Classic loans compared to 29% at December 31, 1996. Net losses during the year were further affected by selling an increased proportion of repossessed vehicles through wholesale auctions. During 1997, Arcadia Financial liquidated approximately 54% of all repossessed vehicles sold through wholesale auctions compared to 30% during 1996. Because recovery rates are generally lower on vehicles sold at auction compared to those liquidated through retail channels, the increased utilization of auctions has increased net losses experienced by Arcadia Financial. Included in the 1997 gross charge-off and net loss statistics is a special charge of approximately $25 million resulting from a revision to Arcadia Financial's inventory valuation policy, which requires Arcadia Financial to record all repossessed vehicles at recovery rates that reflect expected values to be achieved through wholesale auctions, regardless of the specific asset disposition strategy to be employed.

The increase in the rate of delinquencies at September 30, 1998, compared with December 31, 1997, reflects the continued rise in the proportion of Classic loans in Arcadia Financial's servicing portfolio, which approximated 53% of loans serviced at September 30, 1998, compared with 43% at December 31, 1997. Repossessed inventory has decreased since December 31, 1997, primarily due to Arcadia Financial's decision to increase its use of wholesale disposition channels to liquidate repossessed vehicles thereby shortening the average number of days a vehicle is in inventory. During the first nine months of 1998, Arcadia Financial sold approximately 77% of its repossessed inventory through wholesale channels compared with 48% in the same period in 1997, resulting in a reduction in the average number of days vehicles are held in inventory to approximately 64 days at September 30, 1998 compared with 105 days at December 31, 1997.

Annualized gross charge-offs and net losses during the nine month period ended September 30, 1998, include a charge of 0.57%. These numbers represent the impact of a write-down of current inventory resulting from a revision to the estimate of net realizable value and an additional provision primarily associated with loans originated in connection with retail dispositions. The remaining increase in gross charge-offs and net losses during the three and nine months ended September 30, 1998, compared to the same periods a year ago primarily reflects the continued rise in the proportion of Classic loans in Arcadia Financial's servicing portfolio and the increase in the utilization of wholesale disposition channels. Arcadia Financial announced that it is planning to discontinue the sale of repossessed vehicles through retail disposition channels and anticipates that it will be completely out of these operations by the end of 1998. Arcadia Financial believes that its decision to discontinue its retail remarketing operations will enable it to better manage its level of repossessed inventory and improve the timing of excess cash flows released to it from securitization trusts as a result of an increase in the speed at which repossessed vehicles can be liquidated.

The loans in Arcadia Financial's servicing portfolio include loans other than the receivables, including loans which do not meet the criteria for selection as a receivable. There can be no assurance that the delinquency, loan loss or repossession experience of the Trust with respect to the receivables will be better than, worse than or comparable to the experience set forth above.

SELECTION CRITERIA

The preliminary initial receivables represent substantially all loans in Arcadia Financial's portfolio, owned and not serviced for others, that

     1.  were not more than 30 days past due as of the preliminary cutoff date,

     2. did not have a remaining principal balance as of the preliminary cutoff date less than $500.00,

     3. did not have a final scheduled payment date prior to February 1, 1999, and

     4. were otherwise eligible under criteria established by Arcadia Financial and Financial Security Assurance Inc.

CERTAIN OTHER CHARACTERISTICS

The preliminary initial receivables

     1. had a remaining maturity, as of the Preliminary Cutoff Date, of at least 3 months, but not more than 84 months,

     2. had an original maturity of at least 6 months, but not more than 84 months,

     3. had an original principal balance of at least $4,062.00 and not more than $39,491.20,

     4. had a remaining principal balance, as of the Preliminary Cutoff Date, of at least $502.35 and not more than $38,552.76, and

     5.  had an APR of at least 7.50% and not more than 23.00%.

Approximately 19.30% of the aggregate principal balance of the preliminary initial receivables was attributable to loans for the purchase of new financed vehicles, and approximately 80.70% of the aggregate principal balance was attributable to loans for the purchase of used financed vehicles. The preliminary initial receivables were purchased from more than 3,000 dealers. Not more than 0.58% of the aggregate principal balance of the preliminary initial receivables as of the preliminary cutoff date was originated by any single dealer. The ten most significant dealers originated approximately 4.58% of the aggregate principal balance as of the preliminary cutoff date.Approximately 99.42% of the preliminary initial receivables are simple interest obligations, and interest on the remaining .58% of the preliminary initial receivables is computed on an actuarial basis, with prepayment rebates computed according to the Rule of 78's. Neither the Seller, Arcadia Financial nor the Servicer may substitute other loans for the receivables at any time during the term of the sale and servicing agreement. The composition and distribution by APR and geographic concentration of the receivables pool as of the preliminary cutoff date are set forth in the following tables:



                  COMPOSITION OF THE PRELIMINARY INITIAL RECEIVABLES
                          AS OF THE PRELIMINARY CUTOFF DATE



                                                  Number of         Average                               Weighted Average
 Weighted Average      Aggregate Principal       Receivables       Principal       Weighted Average      Original Scheduled
APR of Receivables          Balance               in Pool           Balance        Remaining Term (1)          Term (1)
------------------     -------------------       -----------      ------------    -------------------    ------------------
     16.505%             $110,913,326.39            9,845         $  11,265.95         60.8 months            66.7 months

-------------------
(1) Based on scheduled payments due after the Preliminary Cutoff Date (in the case of the Weighted Average Remaining Term) and assuming no prepayments on the Preliminary Initial Receivables.

             DISTRIBUTION BY APR OF THE PRELIMINARY INITIAL RECEIVABLES
                         AS OF THE PRELIMINARY CUTOFF DATE


                              NUMBER OF               AGGREGATE            PERCENT OF AGGREGATE
APR RANGE (%)                 RECEIVABLES         PRINCIPAL BALANCE        PRINCIPAL BALANCE(1)
-------------                 -----------         -----------------        --------------------

7.50 to 7.99 . . . . . . . .      70              $     211,305.31                0.19%
8.00 to 8.99 . . . . . . . .     303                  1,221,023.84                1.10
9.00 to 9.99 . . . . . . . .     522                  2,489,414.25                2.24
10.00 to 10.99 . . . . . . .     686                  3,836,778.43                3.46
11.00 to 11.99 . . . . . . .     632                  4,719,593.83                4.26
12.00 to 12.99 . . . . . . .     609                  5,372,305.46                4.84
13.00 to 13.99 . . . . . . .     535                  6,321,656.16                5.70
14.00 to 14.99 . . . . . . .     531                  7,696,774.81                6.94
15.00 to 15.99 . . . . . . .     571                  8,261,420.29                7.45
16.00 to 16.99 . . . . . . .     977                 14,669,206.52               13.23
17.00 to 17.99 . . . . . . .    1324                 18,356,594.52               16.55
18.00 to 18.99 . . . . . . .    1212                 16,161,718.44               14.57
19.00 to 19.99 . . . . . . .    1079                 13,377,467.57               12.06
20.00 to 20.99 . . . . . . .     543                  5,740,169.39                5.18
21.00 to 21.99 . . . . . . .     196                  1,959,951.34                1.77
22.00 to 23.99 . . . . . . .      55                    517,946.23                0.47
                               -----              ----------------             -------
                               9,845              $ 110,913,326.39              100.00%
                               -----              ----------------             -------
                               -----              ----------------             -------

----------------------
(1) The sum of the individual Aggregate Principal Balance percentages may not total 100.00% due to rounding.

           GEOGRAPHIC CONCENTRATION OF THE PRELIMINARY INITIAL RECEIVABLES
                          AS OF THE PRELIMINARY CUTOFF DATE


                             NUMBER OF                AGGREGATE         PERCENT OF AGGREGATE
STATE                       RECEIVABLES           PRINCIPAL BALANCE     PRINCIPAL BALANCE(1)
-----                       -----------           -----------------     --------------------

Texas. . . . . . . . . . . .   1,964               $ 21,135,309.83               19.06%
Florida. . . . . . . . . . .     896                  9,011,953.89                8.13
California . . . . . . . . .     519                  7,092,789.98                6.39
Georgia. . . . . . . . . . .     682                  6,356,852.74                5.73
Colorado . . . . . . . . . .     565                  5,697,772.81                5.14
South Carolina . . . . . . .     327                  4,722,519.43                4.26
North Carolina . . . . . . .     291                  4,124,065.77                3.72
Tennessee. . . . . . . . . .     302                  4,069,827.89                3.67
Arizona. . . . . . . . . . .     483                  3,970,231.32                3.58
Oklahoma . . . . . . . . . .     292                  3,933,536.73                3.55
Oregon . . . . . . . . . . .     291                  3,791,117.77                3.42
Washington . . . . . . . . .     360                  3,220,764.80                2.90
Minnesota. . . . . . . . . .     378                  2,715,235.73                2.45
New York . . . . . . . . . .     231                  2,707,651.47                2.44
Missouri . . . . . . . . . .     193                  2,355,280.07                2.12
Nevada . . . . . . . . . . .     155                  2,312,987.04                2.09
Massachusetts. . . . . . . .     157                  1,946,944.90                1.76
Connecticut. . . . . . . . .     148                  1,807,890.10                1.63
Virginia . . . . . . . . . .     134                  1,769,671.02                1.60
Kentucky . . . . . . . . . .     118                  1,556,280.00                1.40
Michigan . . . . . . . . . .     108                  1,298,687.76                1.17
Maryland . . . . . . . . . .      88                  1,242,582.53                1.12
Utah . . . . . . . . . . . .      83                  1,169,293.74                1.05
New Mexico . . . . . . . . .      87                  1,150,577.82                1.04
Ohio . . . . . . . . . . . .      86                  1,008.366.89                0.91
Wisconsin. . . . . . . . . .      82                    966,022.72                0.87
Iowa . . . . . . . . . . . .      82                    961,531.80                0.87
Nebraska . . . . . . . . . .      76                    891,083.35                0.80
All other states . . . . . .     667                  7,926,496.49                7.15
                               -----             -----------------             -------
                               9,845               $110,913,326.39              100.00%
                               -----             -----------------             -------
                               -----             -----------------             -------

------------------
(1) The sum of the individual Aggregate Principal Balance percentages may not total 100.00% due to rounding.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

Prepayment on automotive receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

Because the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of Notes could occur significantly earlier than the respective final scheduled distribution dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the noteholders.

The table below captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" has been prepared on the basis of the characteristics of the receivables. The table assumes that

     1. the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

     2. each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days,

     3. payments on the Notes are made on each distribution date (and each distribution date is assumed to be the fifteenth day of each applicable month), and

     4.  the Servicer does not exercise its option to purchase the receivables.

Pool 1 has been modeled with a cutoff date of October 29, 1998, and Pool 2 is assumed to be delivered one month later. The table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages. The table also indicates the month in which the Servicer can exercise its optional clean-up call and the associated weighted average life.

The table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.


                                                       ORIGINAL TERM       REMAINING TERM
                          AGGREGATE                     TO MATURITY          TO MATURITY
     POOL             PRINCIPAL BALANCE      APR        (IN MONTHS)          (IN MONTHS)
     ----- .          -----------------    ------      -------------       --------------
     1 . . . . . . . .$  140,000,000       16.50%           67                   61
     2 . . . . . . . .$   60,000,000       16.50%           67                   67



The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of Notes.

                       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT
                              AT VARIOUS ABS PERCENTAGES


    DISTRIBUTION DATE                          CLASS A-1 NOTES                                      CLASS A-2 NOTES
  -----------------------       ---------------------------------------------       ---------------------------------------------
                                 0.00%       1.00%        1.60%        2.00%         0.00%        1.00%        1.60%       2.00%
                                -------     -------      -------      -------       -------      -------      -------     -------
  Closing Date  . . . . .       100.000     100.000      100.000      100.000       100.000      100.000      100.000     100.000
  12/15/98  . . . . . . .        94.306      88.638       84.876       82.198       100.000      100.000      100.000     100.000
  01/15/99  . . . . . . .        86.414      72.915       64.101       57.886       100.000      100.000      100.000     100.000
  02/15/99  . . . . . . .        78.413      57.251       43.494       33.820       100.000      100.000      100.000     100.000
  03/15/99  . . . . . . .        70.302      41.648       23.059       10.005       100.000      100.000      100.000     100.000
  04/15/99  . . . . . . .        62.080      26.110        2.803        0.000       100.000      100.000      100.000      94.494
  05/15/99  . . . . . . .        53.744      10.638        0.000        0.000       100.000      100.000       92.983      85.031
  06/15/99  . . . . . . .        45.294       0.000        0.000        0.000       100.000       98.063       84.903      75.676
  07/15/99  . . . . . . .        36.728       0.000        0.000        0.000       100.000       91.834       76.901      66.434
  08/15/99  . . . . . . .        28.044       0.000        0.000        0.000       100.000       85.634       68.978      57.306
  09/15/99  . . . . . . .        19.241       0.000        0.000        0.000       100.000       79.464       61.136      48.295
  10/15/99  . . . . . . .        10.316       0.000        0.000        0.000       100.000       73.325       53.378      39.404
  11/15/99  . . . . . . .         1.269       0.000        0.000        0.000       100.000       67.219       45.705      30.635
  12/15/99  . . . . . . .         0.000       0.000        0.000        0.000        96.790       61.145       38.119      21.992
  01/15/00  . . . . . . .         0.000       0.000        0.000        0.000        93.012       55.106       30.622      13.477
  02/15/00  . . . . . . .         0.000       0.000        0.000        0.000        89.183       49.102       23.218       5.093
  03/15/00  . . . . . . .         0.000       0.000        0.000        0.000        85.301       43.134       15.906       0.000
  04/15/00  . . . . . . .         0.000       0.000        0.000        0.000        81.366       37.203        8.691       0.000
  05/15/00  . . . . . . .         0.000       0.000        0.000        0.000        77.377       31.311        1.574       0.000
  06/15/00  . . . . . . .         0.000       0.000        0.000        0.000        73.333       25.458        0.000       0.000
  07/15/00  . . . . . . .         0.000       0.000        0.000        0.000        69.233       19.645        0.000       0.000
  08/15/00  . . . . . . .         0.000       0.000        0.000        0.000        65.077       13.875        0.000       0.000
  09/15/00  . . . . . . .         0.000       0.000        0.000        0.000        60.864        8.147        0.000       0.000
  10/15/00  . . . . . . .         0.000       0.000        0.000        0.000        56.593        2.463        0.000       0.000
  11/15/00  . . . . . . .         0.000       0.000        0.000        0.000        52.263        0.000        0.000       0.000
  12/15/00  . . . . . . .         0.000       0.000        0.000        0.000        47.873        0.000        0.000       0.000
  01/15/01  . . . . . . .         0.000       0.000        0.000        0.000        43.424        0.000        0.000       0.000
  02/15/01  . . . . . . .         0.000       0.000        0.000        0.000        38.913        0.000        0.000       0.000
  03/15/01  . . . . . . .         0.000       0.000        0.000        0.000        34.340        0.000        0.000       0.000
  04/15/01  . . . . . . .         0.000       0.000        0.000        0.000        29.704        0.000        0.000       0.000
  05/15/01  . . . . . . .         0.000       0.000        0.000        0.000        25.004        0.000        0.000       0.000
  06/15/01  . . . . . . .         0.000       0.000        0.000        0.000        20.240        0.000        0.000       0.000
  07/15/01  . . . . . . .         0.000       0.000        0.000        0.000        15.410        0.000        0.000       0.000
  08/15/01  . . . . . . .         0.000       0.000        0.000        0.000        10.514        0.000        0.000       0.000
  09/15/01  . . . . . . .         0.000       0.000        0.000        0.000         5.551        0.000        0.000       0.000
  10/15/01  . . . . . . .         0.000       0.000        0.000        0.000         0.519        0.000        0.000       0.000
  11/15/01  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  12/15/01  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  01/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  02/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  03/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  04/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  05/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  06/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  07/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  08/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  09/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  10/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  11/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  12/15/02  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  01/15/03  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  02/15/03  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  03/15/03  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  04/15/03  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  05/15/03  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  06/15/03  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  07/15/03  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  08/15/03  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  09/15/03  . . . . . . .         0.000       0.000        0.000        0.000         0.000        0.000        0.000       0.000
  -------------------------------------------------------------------------------------------------------------------------------
Weighted Average Life (years)(1)  0.561       0.320        0.254        0.226         2.049        1.274        0.991       0.854


---------------------------
     (1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

     THIS TABLE HAS BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

                       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT
                              AT VARIOUS ABS PERCENTAGES


    DISTRIBUTION DATE                          CLASS A-3 NOTES                                      CLASS A-4 NOTES
  -----------------------       ---------------------------------------------       ---------------------------------------------
                                 0.00%       1.00%        1.60%        2.00%         0.00%        1.00%        1.60%       2.00%
                                -------     -------      -------      -------       -------      -------      -------     -------
  Closing Date  . . . . .       100.000     100.000      100.000      100.000       100.000      100.000      100.000     100.000
  12/15/98  . . . . . . .       100.000     100.000      100.000      100.000        99.260       98.523       98.034      97.686
  01/15/99  . . . . . . .       100.000     100.000      100.000      100.000        98.234       96.479       95.333      94.525
  02/15/99  . . . . . . .       100.000     100.000      100.000      100.000        97.194       94.443       92.654      91.397
  03/15/99  . . . . . . .       100.000     100.000      100.000      100.000        96.139       92.414       89.998      88.301
  04/15/99  . . . . . . .       100.000     100.000      100.000      100.000        95.070       90.394       87.364      85.238
  05/15/99  . . . . . . .       100.000     100.000      100.000      100.000        93.987       88.383       84.755      82.210
  06/15/99  . . . . . . .       100.000     100.000      100.000      100.000        92.888       86.380       82.169      79.216
  07/15/99  . . . . . . .       100.000     100.000      100.000      100.000        91.775       84.387       79.608      76.259
  08/15/99  . . . . . . .       100.000     100.000      100.000      100.000        90.646       82.403       77.073      73.338
  09/15/99  . . . . . . .       100.000     100.000      100.000      100.000        89.501       80.428       74.564      70.454
  10/15/99  . . . . . . .       100.000     100.000      100.000      100.000        88.341       78.464       72.081      67.609
  11/15/99  . . . . . . .       100.000     100.000      100.000      100.000        87.165       76.510       69.625      64.803
  12/15/99  . . . . . . .       100.000     100.000      100.000      100.000        85.973       74.566       67.198      62.037
  01/15/00  . . . . . . .       100.000     100.000      100.000      100.000        84.764       72.634       64.799      59.313
  02/15/00  . . . . . . .       100.000     100.000      100.000      100.000        83.539       70.713       62.430      56.630
  03/15/00  . . . . . . .       100.000     100.000      100.000       98.163        82.296       68.803       60.090      53.990
  04/15/00  . . . . . . .       100.000     100.000      100.000       93.443        81.037       66.905       57.781      51.393
  05/15/00  . . . . . . .       100.000     100.000      100.000       88.804        79.761       65.019       55.504      48.842
  06/15/00  . . . . . . .       100.000     100.000       96.833       84.248        78.467       63.147       53.258      46.337
  07/15/00  . . . . . . .       100.000     100.000       92.811       79.778        77.155       61.287       51.046      43.878
  08/15/00  . . . . . . .       100.000     100.000       88.849       75.395        75.825       59.440       48.867      41.467
  09/15/00  . . . . . . .       100.000     100.000       84.951       71.101        74.476       57.607       46.723      39.106
  10/15/00  . . . . . . .       100.000     100.000       81.116       66.898        73.110       55.788       44.614      36.794
  11/15/00  . . . . . . .       100.000      98.152       77.347       62.788        71.724       53.984       42.541      34.533
  12/15/00  . . . . . . .       100.000      94.899       73.644       58.773        70.319       52.194       40.504      32.325
  01/15/01  . . . . . . .       100.000      91.673       70.011       54.855        68,896       50.420       38.506      30.170
  02/15/01  . . . . . . .       100.000      88.476       66.447       51.036        67.452       48.662       36.546      28.070
  03/15/01  . . . . . . .       100.000      85.308       62.955       47.319        65.989       46.920       34.625      26.026
  04/15/01  . . . . . . .       100.000      82.171       59.537       43.706        64.505       45.194       32.745      24.038
  05/15/01  . . . . . . .       100.000      79.064       56.193       40.198        63.001       43.485       30.906      22.109
  06/15/01  . . . . . . .       100.000      75.989       52.926       36.798        61.477       41.794       29.109      20.239
  07/15/01  . . . . . . .       100.000      72.946       49.737       33.509        59.931       40.120       27.356      18.430
  08/15/01  . . . . . . .       100.000      69.937       46.629       30.332        58.365       38.466       25.646      16.683
  09/15/01  . . . . . . .       100.000      66.963       43.602       27.271        56.776       36.829       23.981      14.999
  10/15/01  . . . . . . .       100.000      64.023       40.659       24.327        55.166       35.213       22.363      13.380
  11/15/01  . . . . . . .        97.334      61.120       37.802       21.504        53.534       33.616       20.791      11.827
  12/15/01  . . . . . . .        94.325      58.253       35.032       18.803        51.879       32.039       19.267      10.342
  01/15/02  . . . . . . .        91.276      55.425       32.351        0.000        50.202       30.484       17.793       0.000
  02/15/02  . . . . . . .        88.184      52.635       29.761        0.000        48.501       28.949       16.369       0.000
  03/15/02  . . . . . . .        85.049      49.885       27.265        0.000        46.777       27.437       14.996       0.000
  04/15/02  . . . . . . .        81.872      47.177       24.864        0.000        45.029       25.947       13.675       0.000
  05/15/02  . . . . . . .        78.650      44.510       22.560        0.000        43.258       24.480       12.408       0.000
  06/15/02  . . . . . . .        75.385      41.886       20.356        0.000        41.462       23.037       11.196       0.000
  07/15/02  . . . . . . .        72.075      39.306       18.254        0.000        39.641       21.618       10.039       0.000
  08/15/02  . . . . . . .        68.719      36.771        0.000        0.000        37.795       20.224        0.000       0.000
  09/15/02  . . . . . . .        65.317      34.283        0.000        0.000        35.924       18.855        0.000       0.000
  10/15/02  . . . . . . .        61.868      31.841        0.000        0.000        34.027       17.513        0.000       0.000
  11/15/02  . . . . . . .        58.371      29.448        0.000        0.000        32.104       16.197        0.000       0.000
  12/15/02  . . . . . . .        54.827      27.105        0.000        0.000        30.155       14.908        0.000       0.000
  01/15/03  . . . . . . .        51.234      24.813        0.000        0.000        28.179       13.647        0.000       0.000
  02/15/03  . . . . . . .        47.592      22.573        0.000        0.000        26.175       12.415        0.000       0.000
  03/15/03  . . . . . . .        43.899      20.386        0.000        0.000        24.144       11.212        0.000       0.000
  04/15/03  . . . . . . .        40.156      18.253        0.000        0.000        22.086       10.039        0.000       0.000
  05/15/03  . . . . . . .        36.361       0.000        0.000        0.000        19.998        0.000        0.000       0.000
  06/15/03  . . . . . . .        32.514       0.000        0.000        0.000        17.883        0.000        0.000       0.000
  07/15/03  . . . . . . .        28.614       0.000        0.000        0.000        15.738        0.000        0.000       0.000
  08/15/03  . . . . . . .        24.660       0.000        0.000        0.000        13.563        0.000        0.000       0.000
  09/15/03  . . . . . . .        20.653       0.000        0.000        0.000        11.359        0.000        0.000       0.000
  -------------------------------------------------------------------------------------------------------------------------------
Weighted Average Life (years)(1)  4.155       3.377        2.733        2.330         3.014        2.306        1.853       1.584


--------------------
     (1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

     THIS TABLE HAS BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.


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